UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):   October 10, 2006

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-7935	95-1528961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Minoru Matsuda, a Class Three director, will not stand for re-election to the Board of Directors and, in order to provide for an orderly transition, has resigned as a member of the Board of Directors (the “Board”) of International Rectifier Corporation (the “Company”) effective October 10, 2006. The Company thanks Mr. Matsuda for his valuable contributions to the Company over the past nine years and has given Mr. Matsuda director emeritus status, a result of which he will be paid a consulting fee during the next three years for continuing to provide his advice and support to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2006	INTERNATIONAL RECTIFIER CORPORATION

	By	/s/ Donald R. Dancer
Name: Donald R. Dancer
Title: Secretary and General Counsel